Exhibit 10.3


                  Supplemental Agreement No. 2

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft

     THIS SUPPLEMENTAL AGREEMENT, entered into as of March 5, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996, as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700 and 737-800 aircraft (the
Agreement);

     WHEREAS, Buyer has exercised a Model 737-700 for Model 737-800 substitution right; Boeing and Buyer have reached agreement on the configuration for the Model 737-700 and Model 737-800 Aircraft; and have agreed on [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

2.   Articles:

     Remove and replace, in its entirety, "Article 3. Price of Aircraft", with "Article 3. Price of Aircraft" attached hereto, to incorporate the new Special Features and Basic Price for the Model 737-724 and Model 737-824 Aircraft that result from incorporating Exhibits A-1 and A-2 into the Agreement.

3.   Table 1:

     Remove and replace, in its entirety, "Table 1. Aircraft Deliveries and Description", with "Table 1. Aircraft Deliveries and Description" attached hereto, to reflect the substitution of eight Model 737-724 Aircraft for eight previously selected Model 737-824 Aircraft, change BFE to SPE and incorporate the latest escalation estimates into the calculation of the Advance Payment Base Prices.

4.   Exhibits:

     Remove and replace, in their entirety, Exhibits A-1 and A-2, entitled "Aircraft Configuration", with Exhibits A-1 and A-2 attached hereto, to incorporate the special features selected by Buyer for the Model 737-724 and Model 737-824 Aircraft.

5.   Letter Agreements:

     5.1 Remove and replace, in its entirety, Letter Agreement 1951-2R1, "Seller Purchased Equipment", with Letter Agreement 1951-2R2, "Seller Purchased Equipment", to incorporate into the letter agreement the estimated dollar value for the SPE for the Model 737-500, 737-600 and 737-800.

     5.2 Add Letter Agreement 6-1162-GOC-015, attached hereto, to document the agreement with respect to Change Request
0221CG3017, Category IIIA landings.

     5.3 Remove and replace, in its entirety, Letter Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate into the letter agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] requested by Buyer.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.



By:      Gunar Clem                By:      Brian Davis

Its:   Attorney-In-Fact            Its:     Vice President


                        TABLE OF CONTENTS

                                              Page             SA
                                            Number         Number

ARTICLES
1.     Subject Matter of Sale. . . . . . . . . 1-1           SA 1

2.     Delivery, Title and Risk
       of Loss . . . . . . . . . . . . . . . . 2-1

3.     Price of Aircraft . . . . . . . . . . . 3-1           SA 2

4.     Taxes . . . . . . . . . . . . . . . . . 4-1

5.     Payment . . . . . . . . . . . . . . . . 5-1

6.     Excusable Delay . . . . . . . . . . . . 6-1

7.     Changes to the Detail
       Specification . . . . . . . . . . . . . 7-1           SA 1

8.     Federal Aviation Requirements and
       Certificates and Export License . . . . 8-1           SA 1

9.     Representatives, Inspection,
       Flights and Test Data . . . . . . . . . 9-1

10.    Assignment, Resale or Lease . . . . . .10-1

11.    Termination for Certain Events. . . . .11-1

12.    Product Assurance; Disclaimer and
       Release; Exclusion of Liabilities;
       Customer Support; Indemnification
       and Insurance . . . . . . . . . . . . .12-1

13.    Buyer Furnished Equipment and
       Spare Parts . . . . . . . . . . . . . .13-1

14.    Contractual Notices and Requests. . . .14-1

15.    Miscellaneous . . . . . . . . . . . . .15-1

TABLES

1.     Aircraft Deliveries and
       Descriptions. . . . . . . . . . . . . . T-1           SA 2

                        TABLE OF CONTENTS

                                                           SA
                                                       Number

EXHIBITS

A-1           Aircraft Configuration - Model 737-724    SA 2

A-2           Aircraft Configuration - Model 737-824    SA 2

A-3           Aircraft Configuration - Model 737-624    SA 1

A-4           Aircraft Configuration - Model 737-524    SA 1

B             Product Assurance Document . . . . . .         SA 1

C             Customer Support Document - Code Two -
Major Model Differences. . . . . . . . . . . . . . .         SA 1

C1            Customer Support Document - Code Three -
              Minor Model Differences. . . . . . . .         SA 1

D             Aircraft Price Adjustments - New
              Generation Aircraft  . . . . . . . . .         SA 1

D1            Airframe and Engine Price Adjustments -
              Current Generation Aircraft. . . . . .         SA 1

E             Buyer Furnished Equipment
              Provisions Document. . . . . . . . . .         SA 1

F             Defined Terms Document . . . . . . . .

                        TABLE OF CONTENTS

                                                               SA
                                                           Number
LETTER AGREEMENTS

1951-1        Not Used . . . . . . . . . . . . . . .

1951-2R2      Seller Purchased Equipment . . . . . .         SA 2

1951-3R1      Option Aircraft-Model 737-824 Aircraft    SA 1

1951-4R1      Waiver of Aircraft Demonstration . . .         SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-6        Configuration Matters. . . . . . . . .

1951-7R1      Spares Initial Provisioning. . . . . .         SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-9        Option Aircraft-Model 737-624 Aircraft    SA 1

1951-10       Configuration Matters [CONFIDENTIAL
              MATERIAL OMITTED AND FILED SEPARATELY
              WITH THE SECURIITES AND EXCHANGE
              COMMISSION PURSUANT TO A REQUEST FOR
              CONFIDENTIAL TREATMENT] - Model 737-624
              Aircraft . . . . . . . . . . . . . . .    SA 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                        TABLE OF CONTENTS


                                                               SA
                                                           Number

RESTRICTED LETTER AGREEMENTS


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-MMF-308R1   Disclosure of Confidential  . . .    SA 1
                    Information

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-GOC-015     Category III A Landing Feature. .    SA 2

SUPPLEMENTAL AGREEMENTS                         DATED AS OF:

Supplemental Agreement No. 1 . . . . . . .   October 10,1996

Supplemental Agreement No. 2 . . . . . . .     March 5, 1997

ARTICLE 3.       Price of Aircraft.

     3.1  Definitions.

          3.1.1  Current Generation Aircraft.

                 3.1.1.1 Special Features are the features listed in Exhibit A-4 which Buyer has selected for incorporation in Current Generation Aircraft.

                 3.1.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

                 3.1.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D-1.

                 3.1.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

                 3.1.1.5  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airframe, Engine and
Special Features) as calculated pursuant to Exhibit D-1.

                 3.1.1.6 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including
Engines.


          3.1.2  New Generation Aircraft

                 3.1.2.1 Special Features are the features listed in Exhibits A-1, A-2 and A-3, which Buyer has selected for incorporation in New Generation Aircraft.

                 3.1.2.2 Base Airplane Price is the Aircraft Basic Price excluding the price of Special Features, but including
Engines.

                 3.1.2.3 Aircraft Basic Price is comprised of the Base Airplane Price and the price of the Special Features.

                 3.1.2.4  Economic Price Adjustment is the
adjustment to the Aircraft Basic Price (Base Airplane and Special
Features) as calculated pursuant to Exhibit D.

     3.2  Aircraft Basic Price.

          3.2.1  Current Generation Aircraft:

                 3.2.1.1  Model 737-524 Aircraft.

                          The Aircraft Basic Price of each 737-524
Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airframe Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
             Engine Price               SEPARATELY WITH THE
                                        SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
             Aircraft Basic Price       A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.]


          3.2.2     New Generation Aircraft.

               3.2.2.1   Model 737-624 Aircraft.

                         The Aircraft Basic Price of each 737-624
Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.]

               3.2.2.2   Model 737-724 Aircraft.

                         The Aircraft Basic Price of each 737-724
Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.]

               3.2.2.3   Model 737-824 Aircraft.

                         The Aircraft Basic Price of each 737-824
Aircraft, expressed in July 1995 dollars, is set forth below:

             Base Airplane Price:       [CONFIDENTIAL MATERIAL
             Special Features           OMITTED AND FILED
                                        SEPARATELY WITH THE
             Aircraft Basic Price       SECURITIES AND EXCHANGE
                                        COMMISSION PURSUANT TO
                                        A REQUEST FOR CONFIDENTIAL
                                        TREATMENT.]

     3.3 Aircraft Price. The total amount that Buyer is to pay for the Aircraft at the time of delivery (Aircraft Price) will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

          3.3.1     the Aircraft Basic Price, set forth in Table 1;
plus

          3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibits D or D-1, as applicable; plus

          3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4  Advance Payment Base Price.

          3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

     3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                           Table 1 to
                     Purchase Agreement 1951
               Airraft Deliveries and Descriptions
                     Model 737-500 Aircraft
                        CFM56-3C1 Engines
    Detail Specification No. D6-38606-11 dated March 1, 1996
                           Exhibit A-4


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                     AIRCRAFT CONFIGURATION

               Dated    March 5, 1997
                           relating to

                  BOEING MODEL 737-724 AIRCRAFT

                           Exhibit A-1


     The Detail Specification is Customer Detail Specification D6-38808-42 dated as of January 6, 1997. Such Detail Specification will be comprised of Boeing Configuration Specification D6- 38808 Revision F dated March 8, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests and Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests and Master Changes are set forth in Boeing Document D6-39049. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                  [CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY WITH
                                                  THE SECURITIES
                                                  AND EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT.]
 0110CG3021
 MODEL 737-700 AIRPLANE

 0221CG3017
 CATEGORY IIIA (50 FOOT DECISION HEIGHT)
 AUTOMATIC APPROACH AND LANDING - FAA

 0225CH3026
 EXTENDED TWIN-ENGINE OPERATIONS (ETOPS) -
 NEW GENERATION 737 AIRPLANES

 0252CG3037
 ENGLISH UNITS FOR FLIGHT MANUAL, OPERATIONS
 MANUAL, FUEL QUANTITY SYSTEM, CDS
 INDICATIONS, AND FMCS WEIGHTS

 0253CH3097
 CHANGE BUYER FURNISHED EQUIPMENT (BFE) TO
 SELLER PURCHASED EQUIPMENT (SPE) -
 PASSENGER SEATS AND GALLEYS

 2130CG3039
 600 FPM CABIN PRESSURE ASCENT RATE

 2130CG3040
 350 FPM CABIN PRESSURE DESCENT RATE

 2160CG3017
 CABIN TEMPERATURE INDICATOR - DEGREES
 CELSIUS

 2210CG3197
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 GLIDE SLOPE CAPTURE INHIBIT BEFORE
 LOCALIZER CAPTURE

 2210CG3209
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 AUTOPILOT ENGAGE MODE CONTROL PANEL

 2210CG3235
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 ACTIVATION - ALTITUDE ALERT - 300/900 FEET,
 FIXED ALERT

 2210CG3237
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 ACTIVATION - FLIGHT DIRECTOR TAKEOFF MODE,
 WINGS LEVEL

 2310CH3027
 RADIO TUNING PANELS (RTP) - INSTALLATION -
 BFE GABLES P/N G7404-04

 2311CH3444
 HF COMMUNICATIONS - PARTIAL PROVISIONS FOR
 DUAL ARINC 753 DATALINK CAPABILITIES

 2311CH3445
 HF COMMUNICATIONS - DUAL ALLIEDSIGNAL ARINC
 719/753 HF DATA RADIOS (HF DATALINK
 DEACTIVATED)

 2312CH3403
 TRIPLE VHF COMMUNICATIONS (064-50000-0101)
 WITH 8.33KHZ FREQUENCY SPACING CAPABILITY
 (DEACTIVATED) - INSTALLATION - BFE
 ALLIEDSIGNAL

 2321CG3528
 SELCAL DECODER - INSTALLATION -
 BFE-MOTOROLA

 2321CG3529
 SELCAL CONTROL PANEL - INSTALLATION -
 GABLES WITH FIVE INDIVIDUAL CHANNEL
 ANNUNCIATIONS-BFE

 2321MP3558
 SELCAL DECODER - INSTALLATION - BFE-
 COLTECH IN LIEU OF BFE - MOTOROLA

 2322CH3411
 COMMUNICATIONS MANAGEMENT UNIT (CMU) -
 PARTIAL PROVISIONS FOR DUAL - ARINC 758

 2331CH3179
 PA HANDSET INSTALLATION IN FLIGHT DECK
 AISLE STAND

 2332CH3446
 VIDEO ENTERTAINMENT SYSTEM "VIDEO ON" LIGHT
 - INSTALLATION - FLIGHT COMPARTMENT

 2332MP3550
 VIDEO ENTERTAINMENT SYSTEM "VIDEO ON" LIGHT
 - DELETE INSTALLATION - FLIGHT COMPARTMENT

 2350CH3153
 FLIGHT COMPARTMENT AUDIO MUTING REVISION -
 ONE SIDE MUTING

 2350CG3158 NC
 CONTROL WHEEL INTERPHONE SWITCH - REVISION
 - SPRING LOADED TO OFF

 2350CH3163
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION TO DELETE HEADSET AURAL ALERTS

 2350CG3184
 AUDIO SELECTOR PANEL - INSTALLATION - 3
 VHF/2HF (P/N 10-62090-64)

 2350CH3206
 AUDIO SELECTOR PANEL RELOCATION FROM AFT
 ELECTRONICS PANEL TO THE CAPTAIN'S AND
 FIRST OFFICER'S SIDEWALL PANEL

 2350CH3207
 INTERPHONE - BFE MICROPHONES, BOOM
 MIC/HEADSETS, AND HEADPHONES - REVISION

 2370CH3183
 SOLID STATE VOICE RECORDER WITH TWO HOUR
 RECORDING CAPABILITY - INSTALLATION - BFE
 ALLIEDSIGNAL

 2370MP3203
 SOLID STATE VOICE RECORDER - INSTALLATION -
 LORAL FAIRCHILD IN LIEU OF BFE ALLIED SIGNAL

 2433CH3150
 STANDBY POWER - CAPACITY INCREASE AND LOADS
 ADDITION - INCLUDING FMS - 30-MINUTE CAPABILITY

 2450CH3159
 PASSENGER CABIN - PARTIAL WIRING PROVISIONS
 - 115VAC, 60HZ

 2450MP3166
 PASSENGER CABIN - DELETE PARTIAL WIRING
 PROVISIONS - 115VAC, 60HZ

 2520CH3816
 BFE BULKHEAD DECORATIVE MURALS - TAPIS
 "ULTRA LEATHER HP"

 2520CH3818
 INTERIOR ARRANGEMENT - 12 FIRST CLASS, 112
 TOURIST CLASS

 2524CH3511
 FULL HEIGHT SPE CLOSET - FORWARD LEFT HAND

 2528CH3212
 LOCKABLE OVERHEAD STOWAGE COMPARTMENT USING
 FLIGHT COMPARTMENT DOOR KEY - ADDITION

 2530CH3625
 GALLEY WORK DECK - COMPOSITE MATERIAL

 2530CH3635
 FORWARD GALLEY G1 INSTALLATION - AFT
 FOOTPRINT STA 293.00

 2530CH3636
 FORWARD GALLEY G2 INSTALLATION - AFT
 FOOTPRINT STA 366.00

 2541CH3043
 LIQUID SOAP DISPENSER - LAVATORY

 2541CH3047
 INSTALLATION OF AMENITIES TRAY IN LAVATORY
 MODULE

 2550CG3208
 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB
 SUPPORTS FOR 737-700

 2550CG3217
 FWD AND AFT CARGO COMPARTMENT FLOOR PANELS
 - ALL ALUMINUM FOR 737-700

 2550CG3224
 FWD AND AFT CARGO COMPARTMENT LINING -
 HEAVIER GAGE FIBERGLASS FOR 737-700

 2564CH3095
 RETRACTABLE EMERGENCY EQUIPMENT PANEL

 2611CG3020
 ENGINE AND APU FIRE/OVERHEAT DETECTION
 SYSTEM - WHITTAKER SAFETY SYSTEMS

 2626CG3024
 FIRE EXTINGUISHER - INSTALLATION

 2841CG3095
 FUEL QUANTITY INDICATORS ON RIGHT WING
 FUELING PANEL

 2844CG3040
 MEASURING STICK CONVERSION TABLES - POUNDS

 2910CG3093
 ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
 SPLINE - ABEX

 2910CG3097
 AC MOTOR-DRIVEN HYDRAULIC PUMPS -
 INSTALLATION - ABEX

 3131CG3673
 ACCELEROMETER - INSTALLATION - BFE
 ALLIEDSIGNAL INC

 3131CG3779
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (DFDAU) (P/N 2233000-85) WITH ACMS INTERFACES
 AND INTERNAL OPTICAL DISKETTE DRIVE -

 3131MP3734
 OPTICAL QUICK ACCESS RECORDER INSTALLATION
 EXISTING PARTIAL PROVISIONS - BFE PENNY AND GILES

 3131MP3797
 PARTIAL PROVISIONS FOR ARINC 591 QUICK
 ACCESS RECORDER

 3131CG3808
 SOLID STATE DIGITAL FLIGHT DATA RECORDER -
 INSTALLATION - BFE ALLIEDSIGNAL - 256 WPS

 3131MP3847
 SOLID STATE DIGITAL FLIGHT DATA RECORDER -
 INSTALLATION - BFE LOCKHEED MARTIN - 256 WP
 IN LIEU OF ALLIED SIGNAL

 3131MP3856
 ACCELEROMETER - INSTALLATION - BFE PATRIOT
 AND CONTROLS CORPORATION IN LIEU OF BFE
 ALLIED SIGNAL

 3135CH3068
 MILTOPE ARINC 744 MULTIPORT PRINTER - FULL
 FORMAT - INSTALLATION - BFE

 3162CG3013
 EFIS/MAP DISPLAY FORMAT

 3162CG3015
 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS

 3162CG3019
 RADIO ALTITUDE DISPLAY - ROUND DIAL

 3162CG3021
 RADIO ALTITUDE - BELOW ADI

 3162CG3022
 RISING RUNWAY DISPLAY

 3162CG3026
 ATTITUDE COMPARATOR - STEADY

 3162CG3028
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION (1 CH)

 3162CG3029
 LOCALIZER BACKCOURSE POLARITY - REVERSAL

 3162CG3032
 MAP MODE ORIENTATION - TRACK UP

 3162CG3036
 AUTOTUNED NAVAIDS - DISPLAYED

 3162CG3038
 MANUALLY TUNED VOR SELECTED COURSE LINES -
 DISPLAYED

 3162CG3040
 ADF POINTER(S) IN MAP MODE - FULL TIME
 DISPLAY

 3162CG3042
 POSITION DIFFERENCE - AUTOMATIC DISPLAY

 3162CG3044
 WEATHER RADAR RANGE INDICATORS - RANGE ARCS

 3162CG3052
 TCAS RESOLUTION ADVISORY ON ADI

 3162CG3056
 ANALOG FAILURE FLAGS - NOT DISPLAYED

 3162CG3104
 ENGINE INSTRUMENTS DISPLAY - SIDE BY SIDE
 PRESENTATION ON UPPER DISPLAY UNIT

 3162CH3135
 ADDITIONAL TAKEOFF BUG - NOT DISPLAYED

 3240CG3235
 NOSE AND MAIN LANDING GEAR STANDARD
 CAPACITY BRAKES AND HIGH GROSS WEIGHT
 WHEELS - INSTALLATION - ALLIEDSIGNAL INC
 FOR 737-600, -700

 3244CG3007
 PARKING BRAKE WARNING LIGHT INSTALLATION ON
 EXTERNAL POWER CONNECTOR PANEL

 3245CG3031
 MAIN LANDING GEAR TIRES - INSTALLATION - SFE
 - H44.5"X16.5"-21" -28 PLY FOR 737-600, 737-700

 3310CH3020
 KEEP OUT OF FLIGHT COMPARTMENT WARNING
 LIGHT INSTALLATION

 3320MP3039
 INTERIOR LIGHTING - REVISION - COOL-WHITE
 FLOURESCENT LAMPS IN LIEU OF WARM WHITE LAMPS

 3342CG3024
 NOSE GEAR TAXI LIGHT - INSTALLATION -
 250-WATT

 3343MP3044
 EXTERNAL POSITION LIGHT SWITCH INSTALLATION
 - FLIGHT DECK SWITCH CONVENTION

 3351CH3030
 FLOOR PROXIMITY EMERGENCY ESCAPE PATH
 MARKING SYSTEM, SEAT MOUNTED - INSTALLATION
 - BRUCE INDUSTRIES - SEATS AND GALLEYS ONLY

 3412CG3078
 AIR DATA COMPUTING - DUAL TAT PROBE

 3430MP3054
 MULTI-MODE RECEIVER (MMR) - PARTIAL
 PROVISIONS FOR GLOBAL POSITIONING SYSTEM
 INSTALLATION IN MMR

 3430MP3060
 MULTI-MODE RECEIVER (MMR) - INSTALLATION OF
 ILS/GPS - BFE ROCKWELL INTERNATIONAL CORP

3433MP3070
 LOW RANGE RADIO ALTIMETER (LRRA) -
 INSTALLATION - BFE THOMSON -CSF

3443CH3165
 ARINC 708 WEATHER RADAR SYSTEM - INSTALLATION
 - BFE ROCKWELL INTERNATIONAL CORP (WITH DEACTIVATED
 PREDICTIVE WINDSHEAR FEATURE)

 3443CH3189
 WEATHER RADAR SYSTEM - PARTIAL PROVISIONS
 FOR PREDICTIVE WINDSHEAR FEATURE OF AN
 ARINC 708A SINGLE WEATHER RADAR SYSTEM

 3443MP3219
 ARINC 708A WEATHER RADAR SYSTEM - INSTALLATION
 BFE ALLIED SIGNALINC IN LIEU OF ROCKWELL (WITH
 DEACTIVATED PREDICTIVE WINDSHEAR FEATURE R/T RDR-4B

 3445CG3165
 TCAS II - INSTALLATION - BFE HONEYWELL
 INC/GABLES ENGINEERING INC

 3446CH3127
 GPWS RADIO ALTITUDE VOICE CALLOUTS - (100,
 50, 30, 20, 10)

 3446CH3128
 GPWS FLAPS WARNING INHIBIT ONLY IN LIEU OF
 SEPARATE SWITCHES FOR FLAPS INHIBIT AND
 LANDING GEAR INHIBIT

 3446MP3172
 GPWS VOICE CALLOUT REVISION - "HALF" VOLUME
 IN LIEU OF "FULL" VOLUME

 3450MP3006
 NAVIGATION SYSTEM - REVISION - ADF REMOVAL

 3451CG3005
 VOR/MARKER BEACON - INSTALLATION - BFE
 ALLIEDSIGNAL INC

 3455CG3119
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP (SCANNING)

 3457CG3106
 AUTOMATIC DIRECTION FINDER (ADF) - INSTALLATION
 - BFE ROCKWELL INTERNATIONAL CORP

 3457CG3135
 AUTOMATIC DIRECTION FINDER (ADF) CONTROL
 PANEL - INSTALLATION - BFE GABLES
 ENGINEERING INC

 3461CG3403
 BUYER FURNISHED NAVIGATION DATA BASE

 3461CG3424
 FMC FLIGHT NUMBER ENTRY

 3461CG3429
 FMC POSITION UPDATE AND RUNWAY OFFSET UPON
 TO/GA ACTIVATION (IN FEET)

 3461CG3432
 THRUST REDUCTION ALTITUDE - TAKEOFF PROFILE

 3461CG3433
 FMS BUILT-IN TEST EQUIPMENT PRINTER
 RECEPTACLE

 3461CG3465
 MULTIPURPOSE CDU WITH FMC, ACARS, AND
 FLIGHT DATA ACQUISITION UNIT INTERFACE

 3461CG3496
 FMC -INSTALLATION OF A SECOND 4 MCU, UPDATE
 10 FMC WITH 256K NAVIGATION DATA BASE INTO
 EXISTING PARTIAL PROVISIONS

 3461CG3498
 FMC - ACTIVATION - 1 MEG NAVIGATION DATA BASE

 3461CG3521
 PORTABLE DATA LOADER CONNECTOR PANEL -
 INSTALLATION

 3461CH3562
 FMC - ACTIVATION - RETENTION OF WAYPOINTS
 AFTER DIRECT TO

 3461CH3565
 FMC - ACTIVATION - ACARS ARINC 724B
 INTERFACE

 3500CG3018
 OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
 STAINLESS STEEL

 3510CG3098
 CREW OXYGEN CYLINDER - 114 CUBIC FEET

 3510CG3102
 CREW OXYGEN SYSTEM - CAPTAIN, FIRST
 OFFICER, AND FIRST OBSERVER - BFE OXYGEN
 MASK AND BFE SMOKE GOGGLES

 3920CH3111
 AUXILIARY E/E EQUIPMENT (E8) RACK
 INSTALLATION

 5200CG3021
 HOLD OPEN LOCK INSTALLATION - ENTRY AND
 SERVICE DOORS - DOWN TO RELEASE

 5320CG3026
 FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
 FOR 737-700

 5352CH3008
 RADOME REVISION - INSTALL BFE NORTON QUARTZ
 RADOME IN LIEU OF STANDARD SFE RADOME VIA
 SUPPLIER STC

 7200CG3255
 AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
 OPERATIONAL THRUST OF 24,000 LBS. FOR
 737-700, -800

 7200CG3281
 SINGLE ANNULAR COMBUSTOR - CFM56-7 SERIES
 ENGINES

 7731CG3038
 ENGINE VIBRATION MONITORING (EVM) SYSTEM
 WITH ON-BOARD ENGINE TRIM BALANCE

 7900CG3028
 LUBRICATING OIL - MOBIL JET II


TOTAL


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



                     AIRCRAFT CONFIGURATION

                 Dated   March 5, 1997

                           relating to

                  BOEING MODEL 737-824 AIRCRAFT

                           Exhibit A-2


     The Detail Specification is Boeing Detail Specification D6-38808-43 dated January 6, 1997. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision F dated March 8, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39050. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes on price, except such Aircraft Basic Price will not include the price effect of changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                  [CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY WITH
                                                  THE SECURITIES
                                                  AND EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT.]


 0110CG3022
 MODEL 737-800 AIRPLANE

 0221CG3017
 CATEGORY IIIA (50 FOOT DECISION HEIGHT)
 AUTOMATIC APPROACH AND LANDING - FAA

 0225CH3026
 EXTENDED TWIN-ENGINE OPERATIONS (ETOPS) -
 NEW GENERATION 737 AIRPLANES

 0252CG3030
 CARGO COMPARTMENT PLACARDS - POUNDS AND
 KILOGRAMS PER SQUARE FOOT

 0252CG3037
 ENGLISH UNITS FOR FLIGHT MANUAL, OPERATIONS
 MANUAL, FUEL QUANTITY SYSTEM, CDS
 INDICATIONS, AND FMCS WEIGHTS

 0253CH3097
 CHANGE BUYER FURNISHED EQUIPMENT (BFE) TO
 SELLER PURCHASED EQUIPMENT (SPE) -
 PASSENGER SEATS AND GALLEYS

 2130CG3039
 600 FPM CABIN PRESSURE ASCENT RATE

 2130CG3040
 350 FPM CABIN PRESSURE DESCENT RATE

 2160CG3017
 CABIN TEMPERATURE INDICATOR - DEGREES
 CELSIUS

 2210CG3197
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 GLIDE SLOPE CAPTURE INHIBIT BEFORE
 LOCALIZER CAPTURE

 2210CG3209
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 AUTOPILOT ENGAGE MODE CONTROL PANEL

 2210CG3235
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 ACTIVATION - ALTITUDE ALERT - 300/900 FEET,
 FIXED ALERT

 2210CG3237
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 ACTIVATION - FLIGHT DIRECTOR TAKEOFF MODE,
 WINGS LEVEL

 2310CH3027
 RADIO TUNING PANELS (RTP) - INSTALLATION -
 BFE GABLES P/N G7404-04

 2311CH3444
 HF COMMUNICATIONS - PARTIAL PROVISIONS FOR
 DUAL ARINC 753 DATALINK CAPABILITIES

 2311CH3446
 HF COMMUNICATIONS - DUAL ROCKWELL ARINC
 719/753 SYSTEM WITH HFS-900D DATA RADIOS
 (HF DATALINK DEACTIVATED)

 2312CH3400
 TRIPLE VHF COMMUNICATIONS (822-1047-002)
 WITH 8.33KHZ FREQUENCY SPACING CAPABILITY
 (DEACTIVATED) - INSTALLATION - BFE ROCKWELL

 2321CG3527
 SELCAL DECODER - INSTALLATION -
 BFE COLTECH INC

 2321CG3529
 SELCAL CONTROL PANEL - INSTALLATION -
 GABLES WITH FIVE INDIVIDUAL CHANNEL
 ANNUNCIATIONS-BFE

 2322CH3411
 COMMUNICATIONS MANAGEMENT UNIT (CMU) -
 PARTIAL PROVISIONS FOR DUAL - ARINC 758

 2331CH3179
 PA HANDSET INSTALLATION IN FLIGHT DECK
 AISLESTAND

 2350CH3153
 FLIGHT COMPARTMENT AUDIO MUTING REVISION -
 ONE SIDE MUTING

 2350CG3158
 CONTROL WHEEL INTERPHONE SWITCH - REVISION
 - SPRING LOADED TO OFF

 2350CH3163
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION TO DELETE HEADSET AURAL ALERTS

 2350CG3184
 AUDIO SELECTOR PANEL - INSTALLATION - 3
 VHF/2HF (P/N 10-62090-64)

 2350CH3206
 AUDIO SELECTOR PANEL RELOCATION FROM AFT
 ELECTRONICS PANEL TO THE CAPTAIN'S AND
 FIRST OFFICER'S SIDEWALL PANEL

 2350CH3207
 INTERPHONE - BFE MICROPHONES, BOOM
 MIC/HEADSETS, AND HEADPHONES - REVISION

 2370CH3180
 SOLID STATE VOICE RECORDER - INSTALLATION -
 BFE LORAL FAIRCHILD

 2433CH3150
 STANDBY POWER - CAPACITY INCREASE AND LOADS
 ADDITION - INCLUDING FMS - 30-MINUTE
 CAPABILITY

 2520CH3816
 BFE BULKHEAD DECORATIVE MURALS - TAPIS
 "ULTRA LEATHER HP"

 2520CH3825
 ALTERNATE INTERIOR ARRANGEMENT - 8 FIRST
 CLASS, 153 TOURIST CLASS

 2520CH3949
 INTERIOR ARRANGEMENT - 14 FIRST CLASS, 141
 TOURIST CLASS

 2524CH3512
 UNDERBIN SPE CLOSET - FORWARD LEFT HAND

 2528CH3212
 LOCKABLE OVERHEAD STOWAGE COMPARTMENT USING
 FLIGHT COMPARTMENT DOOR KEY - ADDITION

 2530CH3635
 FORWARD GALLEY G1 INSTALLATION - AFT
 FOOTPRINT STA 293.00

 2530CH3636
 FORWARD GALLEY G2 INSTALLATION - AFT
 FOOTPRINT STA 366.00

 2530CH3639
 FORWARD GALLEY G7 INSTALLATION - AFT
 FOOTPRINT STA 379.00

 2541CH3043
 LIQUID SOAP DISPENSER - LAVATORY

 2541CH3047
 INSTALLATION OF AMENITIES TRAY IN LAVATORY
 MODULE

 2550CG3210
 CARGO COMPARTMENT NETS WITH NYLON TYPE WEB
 SUPPORTS FOR 737-800

 2550CG3220
 FWD AND AFT CARGO COMPARTMENT FLOOR PANELS
 - ALL ALUMINUM FOR 737-800

 2550CG3226
 FWD AND AFT CARGO COMPARTMENT LINING -
 HEAVIER GAGE FIBERGLASS FOR 737-800

 2564CH3095
 RETRACTABLE EMERGENCY EQUIPMENT PANEL

 2611CG3020
 ENGINE AND APU FIRE/OVERHEAT DETECTION
 SYSTEM - WHITTAKER SAFETY SYSTEMS

 2626CG3024
 FIRE EXTINGUISHER - INSTALLATION

 2841CG3095
 FUEL QUANTITY INDICATORS ON RIGHT WING
 FUELING PANEL

 2844CG3040
 MEASURING STICK CONVERSION TABLES - POUNDS

 2910CG3093
 ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
 SPLINE - ABEX

 2910CG3097
 AC MOTOR-DRIVEN HYDRAULIC PUMPS -
 INSTALLATION - ABEX

 3131CH3734
 OPTICAL QUICK ACCESS RECORDER INSTALLATION
 INTO EXISTING PARTIAL PROVISIONS - BFE
 PENNY AND GILES

 3131CG3765
 ACCELEROMETER - INSTALLATION - BFE PATRIOT
 SENSORS AND CONTROLS CORPORATION

 3131CG3777
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (DFDAU) (P/N 2233000-82) WITH ACMS
 INTERFACES - INSTALLATION - BFE-TELEDYNE
 CONTROLS

 3131CH3797
 PARTIAL PROVISIONS FOR ARINC 591 QUICK
 ACCESS RECORDER

 3135CH3068
$6,800
 MILTOPE ARINC 744 MULTIPORT PRINTER - FULL
 FORMAT - INSTALLATION - BFE

 3162CG3013
 EFIS/MAP DISPLAY FORMAT

 3162CG3015
 FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT
 AXIS

 3162CG3019
 RADIO ALTITUDE DISPLAY - ROUND DIAL

 3162CG3021
 RADIO ALTITUDE - BELOW ADI

 3162CG3022
 RISING RUNWAY DISPLAY

 3162CG3026
 ATTITUDE COMPARATOR - STEADY

 3162CG3028
 SINGLE CHANNEL AUTOPILOT ANNUNCIATION (1
 CH)

 3162CG3029
 LOCALIZER BACKCOURSE POLARITY - REVERSAL

 3162CG3032
 MAP MODE ORIENTATION - TRACK UP

 3162CG3036
 AUTOTUNED NAVAIDS - DISPLAYED

 3162CG3038
 MANUALLY TUNED VOR SELECTED COURSE LINES -
 DISPLAYED

 3162CG3040
 ADF POINTER(S) IN MAP MODE - FULL TIME
 DISPLAY

 3162CG3042
 POSITION DIFFERENCE - AUTOMATIC DISPLAY

 3162CG3044
 WEATHER RADAR RANGE INDICATORS - RANGE ARCS

 3162CG3052
 TCAS RESOLUTION ADVISORY ON ADI

 3162CG3056
 ANALOG FAILURE FLAGS - NOT DISPLAYED

 3162CG3104
 ENGINE INSTRUMENTS DISPLAY - SIDE BY SIDE
 PRESENTATION ON UPPER DISPLAY UNIT

 3162CH3135
 ADDITIONAL TAKEOFF BUG - NOT DISPLAYED

 3240CG3228
 NOSE AND MAIN LANDING GEAR WHEELS AND
 BRAKES - INSTALLATION - ALLIEDSIGNAL INC
 FOR 737-800

 3244CG3007
 PARKING BRAKE WARNING LIGHT INSTALLATION ON
 EXTERNAL POWER CONNECTOR PANEL

 3245CG3040
 BIAS NOSE LANDING GEAR TIRES - 27X7.75-15 -
 INSTALLATION - SFE

3310CH3020
 KEEP OUT OF FLIGHT COMPARTMENT WARNING
 LIGHT INSTALLATION

3342CG3024
 NOSE GEAR TAXI LIGHT - INSTALLATION -
 250-WATT

 3343CH3043
 EXTERNAL POSITION LIGHT SWITCH INSTALLATION
 - FLIGHT DECK SWITCH CONVENTION

 3351CH3030
 FLOOR PROXIMITY EMERGENCY ESCAPE PATH
 MARKING SYSTEM, SEAT MOUNTED - INSTALLATION
 - BRUCE INDUSTRIES - SEATS AND GALLEYS ONLY

 3412CG3078
 AIR DATA COMPUTING - DUAL TAT PROBE

 3430CG3054
 MULTI-MODE RECEIVER (MMR) - PARTIAL
 PROVISIONS FOR GLOBAL POSITIONING SYSTEM
 INSTALLATION IN MMR

 3430CG3060
 MULTI-MODE RECEIVER (MMR) - INSTALLATION OF
 ILS/GPS - BFE ROCKWELL INTERNATIONAL CORP

 3433CG3056
 LOW RANGE RADIO ALTIMETER (LRRA) -
 INSTALLATION - BFE THOMSON -CSF

 3443CH3154
 ARINC 708 WEATHER RADAR SYSTEM -
 INSTALLATION - BFE ALLIEDSIGNAL INC (WITH
 DEACTIVATED PREDICTIVE WINDSHEAR FEATURE
 R/T RDR-4B)

 3443CH3189
 WEATHER RADAR SYSTEM - PARTIAL PROVISIONS
 FOR PREDICTIVE WINDSHEAR FEATURE OF AN
 ARINC 708A SINGLE WEATHER RADAR SYSTEM

 3445CG3167
 TCAS II - INSTALLATION - BFE ALLIEDSIGNAL
 INC

 3446CH3127
 GPWS RADIO ALTITUDE VOICE CALLOUTS - (100,
 50, 30, 20, 10)

 3446CH3128
 GPWS FLAPS WARNING INHIBIT ONLY IN LIEU OF
 SEPARATE SWITCHES FOR FLAPS INHIBIT AND
 LANDING GEAR INHIBIT

 3446CH3129
 GPWS VOICE CALLOUT REVISION - "HALF" VOLUME
 IN LIEU OF "FULL" VOLUME

 3451CG3006
 VOR/MARKER BEACON - INSTALLATION - BFE
 ROCKWELL INTERNATIONAL CORP

 3455CG3119
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ROCKWELL INTERNATIONAL
 CORP (SCANNING)

3457CH3152
 NAVIGATION SYSTEM - ADF REMOVAL

 3461CG3403
 BUYER FURNISHED NAVIGATION DATA BASE

 3461CG3424
 FMC FLIGHT NUMBER ENTRY

 3461CG3425
 FMC TEMPERATURE SELECTION - DEGREES F
 DEFAULT

 3461CG3429
 FMC POSITION UPDATE AND RUNWAY OFFSET UPON
 TO/GA ACTIVATION (IN FEET)

 3461CG3432
 THRUST REDUCTION ALTITUDE - TAKEOFF PROFILE

 3461CG3433
 FMS BUILT-IN TEST EQUIPMENT PRINTER
 RECEPTACLE

 3461CG3465
 MULTIPURPOSE CDU WITH FMC, ACARS, AND
 FLIGHT DATA ACQUISITION UNIT INTERFACE

 3461CG3496
 FMC -INSTALLATION OF A SECOND 4 MCU, UPDATE
 10 FMC WITH 256K NAVIGATION DATA BASE INTO
 EXISTING PARTIAL PROVISIONS

 3461CG3498
 FMC - ACTIVATION - 1 MEG NAVIGATION DATA
 BASE

 3461CG3521
 PORTABLE DATA LOADER CONNECTOR PANEL -
 INSTALLATION

 3461CH3562
 FMC - ACTIVATION - RETENTION OF WAYPOINTS
 AFTER DIRECT TO

 3461CH3565
 FMC - ACTIVATION - ACARS ARINC 724B
 INTERFACE

 3500CG3018
 OXYGEN SYSTEM - ALL TUBING AND FITTINGS -
 STAINLESS STEEL

 3510CG3098
 CREW OXYGEN CYLINDER - 114 CUBIC FEET

 3510CG3102
 CREW OXYGEN SYSTEM - CAPTAIN, FIRST
 OFFICER, AND FIRST OBSERVER - BFE OXYGEN
 MASK AND BFE SMOKE GOGGLES

 3920CH3111
 AUXILIARY E/E EQUIPMENT (E8) RACK
 INSTALLATION

 5200CG3021
 HOLD OPEN LOCK INSTALLATION - ENTRY AND
 SERVICE DOORS - DOWN TO RELEASE

 5320CG3027
 FIVE POUND ALUMINUM UNDERSEAT FLOOR PANELS
 FOR 737-800

 7200CG3246
 AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
 OPERATIONAL THRUST OF 26,400 LBS. FOR
 737-800

 7200CG3281
 SINGLE ANNULAR COMBUSTOR - CFM56-7 SERIES
 ENGINES

 7731CG3038
 ENGINE VIBRATION MONITORING (EVM) SYSTEM
 WITH ON-BOARD ENGINE TRIM BALANCE

 7900CG3028
 LUBRICATING OIL - MOBIL JET II


TOTAL AMOUNT FOR SPECIAL FEATURES



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1951-2R2
March 5,1997


Continental Airlines, Inc.
2929 Allen Parkway
Houston, TX 77019


Subject:      Letter Agreement No. 1951-2R2 to
              Purchase Agreement No. 1951 -
              Seller Purchased Equipment


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-2R1 dated October 10, 1996.

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment
(BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the Aircraft.

This Letter Agreement does not include developmental avionics.
Developmental avionics are avionics that have not been previously certified for installation on the Aircraft.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested and Boeing hereby agrees that Boeing will purchase as SPE certain BFE identified by Buyer pursuant to Change Requests. Accordingly, Boeing and Buyer agree with respect to such SPE as follows:

1.     Price.

       Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of this SPE for each Aircraft, expressed in 1995
U.S. dollars, is listed below.

        Model               Estimated Price
                            for SPE (1995$)
       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
       THE SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT]




       Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers,
(ii) a handling fee of 10% of such costs and (iii) transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.     Responsibilities.

       2.1    With respect to SPE, Buyer is responsible for:

              (i) selecting the supplier and advising Boeing as to the price negotiated between Buyer and supplier on or before:

               Model         Model         Model         Model
              737-524       737-624       737-724       737-824
galleys       n/a           7/1/97        10/6/96       2/12/97
seats         n/a           2/7/97        9/3/96        9/3/96


              (ii)   selecting a FAA certifiable part; and

              (iii)  providing to Boeing the SPE part
                     specification/Buyer requirements.

       2.2.   With respect to SPE, Boeing is responsible for:

              (i) placing and managing the purchase order with the supplier;

              (ii) coordinating with the suppliers on technical issues;

              (iii) ensuring that the delivered SPE complies with the part specification;

              (iv) obtaining certification of the Aircraft with the SPE installed; and

              (v) obtaining for Buyer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.     Supplier Selection For SPE Galleys and Seats.

       In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer's selection of suppliers:

       Galley Requirements. Buyer will provide Boeing not later than August 7, 1996 the definitive galley configuration requirements for the Model 737-724. Buyer will provide Boeing not later than November 27, 1996 the definitive galley configuration requirements for the Model 737-824. Buyer will provide Boeing not later than May 1, 1997 the definitive galley configuration requirements for the Model 737-624.

       Bidder's List. Boeing has submitted to Buyer, for information purposes, a bidder's list of existing suppliers of seats and galleys.

       Request for Quotation (RFQ). Boeing has issued its RFQ inviting such potential bidders to submit bids for the galleys and seats by July 15, 1996 for the Model 737-724 and -824 Aircraft. Boeing will advise such date for the Model 737-624 Aircraft.

       Recommended Bidders. Boeing has submitted to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

       Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit E, Buyer Furnished Equipment Provisions Document, of the Agreement will apply.

4.     Changes.

       After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices (except for price negotiation prior to the supplier selection date) or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5.     Proprietary Rights.

       Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.     Remedies.

       If Buyer does not comply with the obligations above, Boeing may:

       (i) delay delivery of the Aircraft for the period of non-compliance;

       (ii)   deliver the Aircraft without installing the SPE;

       (iii) substitute a comparable part and invoice Buyer for the cost; and/or

       (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7.     Buyer Participation in Price Negotiations for SPE.
Subject to the following conditions, Boeing agrees that Buyer may negotiate the price with vendors for certain items of BFE which have been changed to SPE pursuant to this Letter Agreement.

       a. Number of Items. Boeing and Buyer have mutually agreed on a list of specific equipment (the SPE Item) for which Buyer shall negotiate directly with the vendors to establish the price for each SPE Item. The SPE Item list includes seats, galleys, and interior furnishings. Buyer shall provide the price of the SPE Item when Buyer notifies Boeing of the SPE Item vendor.

       b. Required Dates. Boeing's agreement to permit Buyer to negotiate prices with vendors for SPE Items is subject to Buyer's agreement to meet all of Boeing's required dates with respect to each SPE Item.

       c. Right to Approve Selected Vendors. Boeing shall retain the right to reasonably approve the list of vendors for each SPE Item.

8.     Buyer's Indemnification of Boeing.

       Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY



By   Gunar Clem

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

Date: March 5, 1997.

CONTINENTAL AIRLINES, INC.



By    Brian Davis

Its   Vice President


6-1162-GOC-015
March 5, 1997


CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Letter Agreement No. 6-1162-GOC-015 to
              Purchase Agreement No. 1951 -
              Category III A Landing Feature


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated
July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.


Special Consideration for Cat III A Landing Feature

       In the event that Buyer elects to have the Category III A landing capability (Change Request 0221CG3017) installed on an Aircraft at time of delivery, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       In the event that Buyer elects to install the Category III
A landing feature as a post delivery modification, [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURIITES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Confidential Treatment.

       Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement
6-1162-MMF-308R1.


Very truly yours,

THE BOEING COMPANY



By     Gunar Clem

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  March 5, 1997

CONTINENTAL AIRLINES, INC.



By    Brian Davis

Its   Vice President


6-1162-MMF-379R1
March 5, 1997




CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019




Subject:   Letter Agreement No. 6-1162-MMF-379R1 to
           Purchase Agreement No. 1951 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
           WITH THE SECURIITES AND EXCHANGE COMMISSION PURSUANT
           TO A REQUEST FOR CONFIDENTIAL TREATMENT]


This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 737-624 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MMF-379 dated October 10, 1996.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-MMF-308R1.


Very truly yours,

THE BOEING COMPANY



By      Gunar Clem

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  March 5, 1997



CONTINENTAL AIRLINES, INC.



By     Brian Davis

Its    Vice President


Attachment

Attachment A to Letter Agreement
No. 6-1162-MMF-379R1
CFM56-7B18 Engines
Page 1


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SECURIITES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]